UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021

Xometry, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40546	32-0415449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7529 Standish Place, Suite 200
Derwood, Maryland	20855
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 240 335-7914

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 par value per share	XMTR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 7, 2021, Xometry, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Thomas Publishing Company, a New York corporation (“Thomas”), NAASOM Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Shareholder Representative Services LLC, as the shareholders’ representative thereunder. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Thomas, with Thomas continuing as the surviving company and becoming a wholly owned subsidiary of the Company (the “Acquisition”).

The aggregate consideration payable in exchange for all of the outstanding equity interests of Thomas is $300 million subject to customary adjustments as set forth in the Merger Agreement, payable in cash and shares of the Company’s Class A common stock. The Company expects to pay approximately $198.5 million of cash and to issue approximately 2,073,422 shares of the Company’s Class A common stock to holders of Thomas shares. Holders of Thomas shares that are not accredited investors will receive all-cash consideration.

The Acquisition has been approved by the board of directors of each of the Company and Thomas, and more than 90% of the shareholders of Thomas have entered into agreements to support the transaction.

The Merger Agreement contains representations, warranties and covenants of the Company, Thomas and Merger Sub that are customary for a transaction of this nature.

The Merger Agreement also contains customary indemnification provisions whereby the shareholders of Thomas will indemnify the Company for certain losses arising out of inaccuracies in, or breaches of, the representations, warranties and covenants of Thomas, pre-closing taxes of Thomas, and certain other matters, subject to certain caps and thresholds.

The Acquisition is expected to close on or about December 10, 2021. The obligation of each party to consummate the Acquisition is also conditioned on the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Thomas or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule provided by Thomas to the Company in connection with the signing of the Merger Agreement. This confidential disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between the Company and Thomas rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about the Company, Thomas or Merger Sub.

Item 3.02.	Unregistered Sales of Equity Securities

The issuance of the shares of the Company’s Class A common stock in connection with the Acquisition is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Regulation D thereunder, as a transaction by an issuer not involving a public offering.

Item 1.01 of this Current Report on Form 8-K contains a more detailed description of the Merger Agreement, and is incorporated into this Item 3.02 by reference.

Item 7.01.	Regulation FD Disclosure

On December 8, 2021, the Company and Thomas issued a joint press release relating to the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements of Thomas Publishing Company as of and for the years ended September 30, 2021 and 2020, including the notes related thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements as of September 30, 2021 and for the nine months ended September 30, 2021 and the year ended December 31, 2020, including the notes related thereto, are filed as Exhibit 99.4 to this report and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated December 7, 2021, by and among the Xometry, Inc., Thomas Publishing Company, NAASOM Merger Sub Inc., and wholly owned subsidiary of the Company (“Merger Sub”), and Shareholder Representative Services LLC, as the shareholders’ representative

99.1	Press release, dated December 8, 2021

99.2	Consent of Grant Thornton LLP

99.3	Audited financial statements of Thomas Publishing Company as of September 30, 2021 and 2020

99.4	Unaudited pro forma condensed combined financial statements as of September 30, 2021 and for the nine months ended September 30, 2021 and the year ended December 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

We have omitted the schedules to this Exhibit in accordance with Regulation S-K Item 601(b)(2). A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XOMETRY, INC.

Date: December 8, 2021	By:	/s/ Randolph Altschuler
Randolph Altschuler
Chief Executive Officer